EXHIBIT 10.1

                      AMENDED AND RESTATED PROMISSORY NOTE

$ 138,990.00                                            West Palm Beach, Florida
                                                                October 23, 2006

For value received, KEVIN LUETJE, (the "MAKER"), promises to pay, in lawful money of the United States of America, to the order of NEAH POWER SYSTEMS, INC., a Nevada Corporation (the "COMPANY"), the principal sum of ONE HUNDRED AND THIRTY-EIGHT THOUSAND NINE HUNDRED AND NINETY DOLLARS ($138,990) or such lesser amount as shall equal the outstanding principal amount hereof, together with interest hereon at a rate equal to twelve percent (12%) per annum (the "INTEREST RATE"), calculated from the date of this amended and restated promissory note ("NOTE") until the principal amount hereof and all interest accrued hereon at the Interest Rate shall be paid in full.

        1. PAYMENTS. The principal amount of this Note, together with accrued interest at the Interest Rate (the "Payment"), shall be payable by Maker to the Company in lawful money of the United States of America on November 3, 2006 (the "MATURITY DATE"). The Maker has the right to prepay the principal and accrued interest, in whole or in part, then due under the Note at any time before the Maturity Date without any penalty or premium of any kind.

This Note amends and restates in its entirety a $1,500,000 promissory note, dated April 27, 2006, as amended and restated on June 23, 2006, September 8, 2006 and September 25, 2006 (collectively, the "PRIOR NOTES"). An aggregate of $1,390,000 was paid in respect of the Prior Notes as of October 23, 2006, none of which has been applied toward payment of accrued interest on the Prior Notes; such accrued interest having been added to the principal amount of the Prior Notes and this Note.

        2. COLLATERAL AND ASSIGNMENT OF PLEDGED SHARES.

               (a) As collateral to secure payment of this Note, when due, the Maker has pledged to the Company all 4,000,000 shares of common stock, $0.001 par value per share, of the Company (the "PLEDGED SHARES") purchased by the Maker on the date of this Note; all pursuant to the terms and conditions of a pledge agreement, dated April 27, 2006, as amended and restated on September 25, 2006 and October 23, 2006, between the Maker, as pledgor, and the Company, as pledgee (as so amended and restated, the "PLEDGE AGREEMENT"); which Pledge Agreement the Maker hereby affirms in all respects as being valid and binding and enforceable against him as Pledgor, in accordance with its terms. A true copy of the Pledge Agreement is annexed to this Note as EXHIBIT "A" and made a part hereof.

               (b) Upon payment in full of this Note, the Maker shall have the right to assign all of the Pledged Shares to the Maker's affiliate Atlas Ventures, Inc. ("ATLAS"), at which time the Company shall cause legal ownership of the Pledged Shares to be registered in the name of Atlas or any other entity designed by the Maker.

        3. EVENTS OF DEFAULT. The occurrence and continuation of any of the following shall constitute an "Event of Default" under this Note:

               (a) FAILURE TO PAY. The Maker fails to pay the Payment of this Note on the Maturity Date; or

               (b) VOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. The Maker shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as

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they mature,  (iii) make a general  assignment  for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or
(vii) take any action for the purpose of effecting any of the foregoing; or

               (c) INVOLUNTARY BANKRUPTCY' OR INSOLVENCY PROCEEDINGS. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Maker or any material subsidiary of the Maker or of all or a substantial part of the property thereof or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Maker or such material subsidiary or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

               (d) BREACH OF REPRESENTATIONS, WARRANTIES OR COVENANTS. In the event that the Maker shall breach or otherwise fail to perform any of its representations, warranties or covenants set forth in Section 5 of this Note or in the Pledge Agreement and such breach shall remain uncured for a period of 15 days of the written notice thereof is received by Maker from Company.

        4. RIGHTS OF COMPANY UPON DEFAULT. Upon the occurrence and during the continuation of any Event of Default, immediately and without notice, all outstanding principal and accrued but unpaid interest payable by the Maker hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Company may exercise any other right, power or remedy granted to it by this Note or otherwise permitted to it by law, either by suit in equity or by action at law, or both, including, without limitation, all of the rights of the Company, as pledgee, under the Pledge Agreement.

        5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF MAKER. The Maker does hereby represent, warrant and covenant to the Company, as follows:

               a)  DUE   AUTHORIZATION.   The  Note  and  the  Pledge  Agreement
(collectively, the "LOAN DOCUMENTS") have all been duly authorized by all necessary and appropriate action on the part of the Maker;

               (b) NO VIOLATION OF AGREEMENTS. The execution of the Loan Documents and consummation of the Loan will not violate the terms and conditions of any agreement, loan facility, covenant or undertaking to which the Maker is a party, and will not result in the acceleration of any other indebtedness for money borrowed owed by the Maker.

        6. SUCCESSORS AND ASSIGNS. The rights and obligations of the Maker and Company of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

        7. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of the Maker and Company.

        8. ASSIGNMENT BY PARTIES. This Note and the rights, interests or obligations hereunder may not be assigned, in whole or in part, by any party to this agreement without the prior approval of the other party.

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

        9. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given If personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in a subscription and investment representation agreement, dated April 27, 2006 (the "SUBSCRIPTION AGREEMENT"). Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

        10. EXPENSES; WAIVERS. If action is instituted to collect this Note, the Maker promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees, and costs, incurred in connection with such action. The Maker hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

        11. GOVERNING LAW. THIS NOTE AND ALL ACTIONS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE :LAWS OF THE STATE OF NEVADA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE MAKER AND COMPANY HEREBY SUBMIT TO THE JURISDICTIONS OF ANY STATE COURT OR ANY UNITED STATES FEDERAL COURT LOCATED IN NEVADA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

        12. HEADINGS. The headings of the sections and subsections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

        13. SEVERABILITY. In case anyone or more of the provisions contained in this Agreement shall be deemed invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not m any way be affected or impaired thereby.

        14. MISCELLANEOUS. If this Note or any other Loan Documents are lost, stolen, mutilated or destroyed, and the Company delivers to the Maker an indemnification in the Maker's favor, signed by the Company, the Maker will sign and deliver to Company, a Loan Document identical in form and content which will have the effect of the original for all purposes.

    [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]


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        IN WITNESS  WHEREOF,  the Maker has caused  this Note to be issued as of the date first written above.

        MAKER:




             /s/ KEVIN LUETJE
        ---------------------------------
        Name: KEVIN LUETJE






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                      AMENDED AND RESTATED PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT ("AGREEMENT"), dated as of October 23, 2006, is executed by and between KEVIN LUETJE (the "PLEDGOR"), and NEAH POWER SYSTEMS, INC., a Nevada corporation (the "PLEDGEE"").

                                   BACKGROUND:

          WHEREAS, Pledgor has issued that certain $1,500,000.00 installment promissory note payable to the Pledgee, dated April 27, 2006, as amended and restated on June 23, 2006, September 8, 2006, September 25, 2006 and October 23, 2006 (individually and collectively and as amended, restated, supplemented or otherwise modified and in effect from time to time, the "NOTE"); and

          WHEREAS, in order to secure the payment and performance of the obligations, liabilities and indebtedness of Pledgor in favor of Pledgee under the Note, the Pledgor has agreed to pledge to Pledgee, for the benefit of Pledgee, 100% of the all of the shares of capital stock of the Pledgee purchased by Pledgor from the Pledgee under a subscription and investment representation agreement dated of even date herewith (the "AGREEMENT");

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. PLEDGE. Pledgor hereby pledge and grant to Pledgee, for the benefit of Pledgee, a first priority lien on and security interest in all of Pledgor's right, title and interest in and to all of the 4,000,0000 shares of common stock of the Company purchased by Pledgor under the Agreement (the "PLEDGED COLLATERAL"). In such connection, Pledgor hereby agrees to execute and deliver to Pledgee (i) assignments separate from certificate substantially in the form of EXHIBIT A hereto, undated and appropriately endorsed in blank, with respect to any certificated Pledged Collateral and (ii) such other documents of transfer as Pledgee may from time to time reasonably request to enable Pledgee to transfer, after the occurrence and during the continuance of an Event of Default, the Pledged Collateral into its name or the name of Its nominee (all of the foregoing are hereinafter collectively referred to as the "POWERS").

        2. SECURITY FOR SECURED LIABILITIES. The Pledged Collateral secures the prompt and complete payment, performance and observance of the Note (including, without limitation, all obligations and liabilities of Pledgor hereunder).

        3. PERFECTION OF SECURITY INTEREST. Pledgor agrees to (i) promptly deliver to Pledgee or Pledgee's nominee all certificates or other instruments evidencing any of the Pledged Collateral, if any, (ii) execute and deliver to Pledgee such financing statements as Pledgee may reasonably request with respect to the Pledged Collateral (or, if execution by Pledgor is not required pursuant to the applicable Uniform Commercial Code, Pledgor hereby authorize Pledgee to file all financing statements deemed necessary by Pledgee to perfect the security interests granted hereunder), and (iii) take such other steps as Pledgee may from time to reasonably request to perfect Pledgee's security interest in the Pledged Collateral or any part thereof under applicable law.

        4. PLEDGED COLLATERAL ADJUSTMENTS. If during the term of this Agreement:

               (a) any non-cash dividend or distribution, reclassification, readjustment or other change is declared or made in the capital structure of Company, or any option, warrant or similar

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

instrument included within the Pledged Collateral is exercised, or both, or

               (b) any subscription, warrants, options shall be issued in connection with the Pledged Collateral,

then Pledgor shall (i) promptly deliver new, substituted and additional shares, warrants, options, or other equity securities, issued by reason of any of the foregoing, and all certificates and other instruments evidencing the same to Pledgee to be held under the terms of this Agreement and shall constitute
Pledged Collateral hereunder, and (ii) promptly deliver to Pledgee such additional Pledged Collateral.

        5. SUBSEQUENT CHANGES AFFECTING PLEDGED COLLATERAL. Pledgee may, after the occurrence and during the continuance of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the lien created hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, Pledgee may at any time exchange certificates or other instruments representing or evidencing Pledged Collateral for certificates or other instruments of smaller or larger denominations.

        6. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represent and warrant as of the effective date hereof to Pledgee as follows:

               (a) Pledgor is the legal and beneficial owners of the Pledged Collateral owned by Pledgor, free and clear of any lien, except for the lien created by tins Agreement;

               (b) The Pledged Collateral has been duly authorized and been fully paid and non-assessable; and

               (c) Pledgor has full power and authority to enter into this Agreement and has the right to vote, assign, deposit, pledge and grant a lien on or otherwise transfer all of its rights in the Pledged Collateral free and clear of any liens;

        7. VOTING RIGHTS. During the term of this Agreement, and except as otherwise provided in this Section 7, Pledgor shall have the right to vote the Pledged Collateral on all questions and Pledgee will deliver all necessary documents to allow Pledgor to take such action upon Pledgor's request. After the occurrence and during the continuance of an Event of Default, Pledgee may, at Pledgee's option, exercise all voting and other consensual rights and powers pertaining to the Pledged Collateral. Pledgor hereby agree to execute all proxies or other Instruments, documents or agreements deemed reasonably necessary by Pledgee to evidence the right to vote the Pledged Collateral as provided hereunder, and Pledgor agrees that it shall not be entitled to rescind, revoke or otherwise modify Pledgee's vote executed in accordance with this
Section 7. Any and all proxies executed by Pledgor pursuant to this Section 7 shall be deemed for all purposes to be a proxy coupled with an interest and shall be irrevocable until the payment in full, in cash, of all amounts due under the Note (the "LIABILITIES") and termination of all amounts due under the Notes.

        8. DIVIDENDS AND OTHER DISTRIBUTIONS.

               (a) (i) Pledgor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Pledged Collateral; and

                      (ii) Pledgee shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may request for the purpose of enabling Pledgor to receive the dividends or interest payments.

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

               (b) After the occurrence and during the continuance of an Event of Default:

                      (i) All rights of Pledgor to receive the dividend payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(i) hereof shall cease, and all such rights shall thereupon become vested in Pledgee, which shall thereupon have the sale right to receive and hold as Pledged Collateral such dividends and interest payments; and

                      (ii) Pledgor shall, upon the request of Pledgee, at Pledgor's expense, do or cause to be done all such other acts and things as may reasonably be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

        9. TRANSFERS AND OTHER LIENS. Pledgor agrees that It will not (i) sell or otherwise dispose of, or grant any option or other rights with respect to, any of the Pledged Collateral without the prior written consent of Pledgee, and that upon any sale or disposition of Pledged Collateral as permitted under this
Section 9, it shall reimburse Pledgee for all reasonable expenses incurred by Pledgee m connection with the release of any lien in connection with such permitted sale or disposition or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the lien created by this Agreement.

        10. REMEDIES. Subject at all times to the provisions of Section 11 below:

               (a) Pledgee shall have, in addition to any other rights given under this Agreement, the Note or by applicable law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect from time to time in the State of Nevada. In addition, after the occurrence and during the continuance of an Event of Default, Pledgee shall, subject to the provisions of Section 78-220 of the Nevada General Corporation Law, have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of Pledgee, or which Pledgee shall otherwise have the ability to transfer under applicable law, Pledgee may, in its sole discretion, without notice except as specified below, after the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold in private sale, in one or more sales or lots, at such price as Pledgee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free and clear from any subordinate claim, encumbrance or right of any kind whatsoever. Pledgee may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral, in full satisfaction of all obligations under the Note at any private sale. Pledgor will pay to Pledgee all expenses (including, without limitation, court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof by Pledgee. Pledgee agrees to apply any proceeds of the sale of the Pledged Collateral to the Liabilities in accordance with the terms of the Note, and, to the extent any surplus remains after the repayment in full in cash of the Liabilities, Pledgee agrees to distribute any such proceeds as required by law.

               (b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Pledgee will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by Pledgor as provided in this Agreement at least ten (10) days before the time of the sale or disposition; provided, that Pledgee may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived by Pledgor, to the extent permitted by law.

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

               (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, Pledgor agrees that after the occurrence and during the continuance of an Event of Default, Pledgee may, from time to time, attempt to sell all or any part of the Pledged Collateral by means 0f a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Pledgee may solicit offers to buy the Pledged Collateral, or any part of It, from one or more investors deemed by Pledgee, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. The acceptance by Pledgee of the highest and best offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral

        11. ALTERNATIVE REMEDY. Notwithstanding the provisions of Section 10 above, on and after an Event of Default, the Pledgee may (but shall not be obligated to) elect, in lieu of the remedies specified in Section 10, to retain all of the Pledged Collateral as full and complete liquidated damages for any amounts then due and owing by the Pledgor to the Pledgee under the Note. The Pledgor does hereby waive any and all rights of a debtor under Section 78-220 of the Nevada General Corporation Law or any other applicable Uniform Commercial Code provisions respecting pledged collateral and agrees that Pledgee may cancel, resell or otherwise deal in the Pledged Collateral free of any notice, demand or advertisement for sale or other right of redemption. The provisions of
Section 16 of this Agreement shall be applicable to the alternative remedy provided in this Section 11.

        12. TERM. This Agreement shall remain in full force and effect until all Liabilities under the Note have been indefeasibly paid and satisfied in full. Upon the termination of this Agreement as provided above (other than as a result of the sale of the Pledged Collateral), Pledgee will promptly upon the request of Pledgor, release the security interest created hereunder and, if it then has possession of the Pledged Collateral, will deliver the Pledged Collateral and the Powers to the Pledgor free and clear of all liens granted in favor of Pledgee.

        13. DEFINITIONS. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

        14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Pledgor, Pledgee and their respective successors and assigns. Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Pledgor.

        15. GOVERNING LAW. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEVADA.

        16. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        17. FURTHER ASSURANCES. Pledgor agrees that it will cooperate with Pledgee and will execute and deliver, or cause to be executed and delivered, all such other assignments separate from certificate, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as Pledgee may reasonably request from time to time m order to carry out the provisions and purposes of this Agreement.

        18. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communications shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given (and deemed to have been given) to the address on record with the sending party and otherwise in accordance with and subject to the terms of the Note.

        19. AMENDMENTS, WAIVERS AND CONSENTS. No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Pledgee and Pledgor, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        20. SECTION HEADINGS. The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

        21. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.

        22. MERGER. This Agreement represents the final agreement of Pledgor and Pledgee with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between Pledgor and Pledgee.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Pledgor and Pledgee have each caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PLEDGOR:



              /s/ KEVIN LUETJE
--------------------------------------------
Name:         KEVIN LUETJE
Address:      201 South Narcissus,
              Unit 1401
              West Palm Beach, FL 33401


PLEDGEE:


NEAH POWER SYSTEMS, INC.



By:     /s/ PAUL ABRAMOWITZ
    -----------------------------------------
        PAUL ABRAMOWITZ, PRESIDENT

                                                                       EXHIBIT A

                  FORM OF ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned, ________________________, does hereby sell, assign and transfer unto , shares of Common Stock of NEAH POWER SYSTEMS, INC., a Nevada corporation (the "SHARES"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ____________________________________, as Agent, as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Shares, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.









Dated: ___________________


 [_________________________, a________________, ____________]



By:      _______________________________________________

Name: __________________________________________________

Its: ___________________________________________________

-------------------------------------------



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